                 SECURITIES AND EXCHANGE COMMISSION

                       Washington D.C.  20549

                            ------------

                              FORM 8-K

               PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported):                September 3, 1997




                            CONSIL CORP.
- -----------------------------------------------------------------
       (Exact name of registrant as specified in its charter)



                               Idaho
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           (State or other jurisdiction of incorporation)



           0-4846-3                          82-0288840
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   (Commission File Number)       (IRS Employer Identification No.)



6500 Mineral Drive
Coeur d'Alene, Idaho                         83815-8788
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(Address of principal executive offices)     (Zip Code)



                           (208) 769-4100
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                  (Registrant's Telephone Number)


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Item 5.   Other Events.
          ------------

          On September 3, 1997, the Registrant issued the press release attached hereto as Exhibit A, which is incorporated herein by this reference.

Item 7.   Financial Statements, Proforma Financial Information and
          -------------------------------------------------------
          Exhibits.
          --------

          Exhibit A - Press Release dated September 3, 1997.



                             SIGNATURE
                             ---------

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              ConSil Corp.



                              By:  /s/ Cheryl A. Maher
                                  ---------------------------------
                                   Cheryl A. Maher
                                   Vice-President - Finance
                                   and Controller


Dated:  September 5, 1997


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                                                          EXHIBIT A


                                             ConSil Corp.
                              [ConSil Logo]  Suite 304
                                             9323 N. Government Way
                                             Hayden, ID  USA  83835
NEWS RELEASE
                                  NASDAQ BB CSLV - VSE CS

                    Ralph Noyes, President   Terry Swanger
                    T 208 769-7610           Investor Relations
                    F 208 762-1015           T 509 533-6771


For Immediate Release:  September 3, 1997


             CONSIL DROPPED FROM ENVIRONMENTAL LAWSUIT

     HAYDEN, IDAHO--September 3, 1997--ConSil Corp. has received a letter dated August 21, 1997 from the United States Environmental Protection Agency (EPA) stating that it would not name ConSil as a defendant in the Coeur d'Alene River Basin litigation. On June 26, 1997 the EPA had notified ConSil that it might be added as a defendant. The last date to add parties to the litigation was August 29, 1997.

     Due to the current financial market conditions, ConSil has been unable to obtain the financing needed to continue its purchase agreement of the Sombrerete silver exploration property in Zacatecas, Mexico and has terminated its agreement with the owner of the property.

The company trades on the Vancouver Stock Exchange (CS) and the OTC Bulletin Board (CSLV).

On behalf of the Board of Directors

Ralph R. Noyes, President

     The Vancouver Stock  Exchange neither approves  or disapproves
of the information  contained in  this news release.   For  further
information, please contact:

                    Terry Swanger  509 533-6771